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                                                                   Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statements No. 333-75801 and 333-77211 on Form S-8 of our report dated March 1, 2001, appearing in this Annual Report on Form 10-K of MicroFinancial Incorporated for the year ended December 31, 2000.



         DELOITTE & TOUCHE LLP


         Boston, Massachusetts
         March 30, 2001